EXHIBIT 10-1


                          ABRAXAS PETROLEUM CORPORATION
                                  $125,000,000
                   Floating Rate Senior Secured Notes due 2009


                   EXCHANGE AND REGISTRATION RIGHTS AGREEMENT

                                                          October 28, 2004


Guggenheim Capital Markets, LLC
135 East 57th Street
8th Floor
New York, New York 10022

Ladies and Gentlemen:

         Abraxas Petroleum Corporation, a Nevada corporation (the "Company"), proposes to issue and sell to Guggenheim Capital Markets, LLC (the "Initial Purchaser"), upon the terms and subject to the conditions set forth in a purchase agreement dated October 21, 2004 (the "Purchase Agreement"), $125,000,000 aggregate principal amount of its Floating Rate Senior Secured Notes due 2009 (the "Notes") to be jointly and severally guaranteed (the Guarantees and together with the Notes, the "Securities") by the subsidiaries of the Company listed on Schedule 1 and signatories hereto (collectively, the "Guarantors"). Each capitalized term used but not defined herein shall have the meaning given to such term in the Purchase Agreement.

         As an inducement to the Initial Purchaser to enter into the Purchase Agreement and in satisfaction of a condition to the obligations of the Initial Purchaser thereunder, the Company and the Guarantors agree with the Initial Purchaser, for the benefit of the holders (including the Initial Purchaser) of the Securities, the Exchange Securities (as defined herein) and the Private Exchange Securities (as defined herein) (collectively, the "Holders"), as follows:

         1. Registered Exchange Offer. The Company shall (i) prepare and, not later than 60 days following the date of original issuance of the Securities (the "Issue Date"), file with the Commission a registration statement (the "Exchange Offer Registration Statement") on an appropriate form under the Securities Act with respect to a proposed offer to the Holders of the Securities (the "Exchange Offer") to issue and deliver to such Holders, in exchange for the Securities, a like aggregate principal amount of debt securities of the Company and guarantees thereof by the Guarantors (the "Exchange Securities") that are identical in all material respects to the Securities, except for the transfer restrictions relating to the Securities, (ii) use its reasonable best efforts to cause the Exchange Offer Registration Statement to become effective under the Securities Act no later than 180 days after the Issue Date and the Exchange Offer to be consummated no later than 220 days after the Issue Date and (iii) keep the Exchange Offer Registration Statement effective for not less than 30 days (or longer, if required by applicable law) after the date on which notice of the Exchange Offer is mailed to the Holders (such period being called the "Exchange Offer Registration Period"). The Exchange Securities will be issued

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under the Indenture or an indenture (the "Exchange Securities Indenture")
between the Company, the Guarantors and the Trustee or such other bank or trust company that is reasonably satisfactory to the Initial Purchaser, as trustee (the "Exchange Securities Trustee"), such indenture to be identical in all material respects to the Indenture, except for the transfer restrictions relating to the Securities (as described above).

         An Exchange Offer Registration Statement pursuant to this Section 1 or a Shelf Registration Statement (as defined herein) pursuant to Section 2 hereof will not be deemed to have become effective unless it has been declared effective by the Commission; provided, however, that if, after it has been declared effective, the offering of Exchange Securities pursuant to an Exchange Offer Registration Statement or a Shelf Registration Statement is interfered with by any stop order, injunction or other order or requirement of the Commission or any other governmental agency or court, such Registration Statement (as defined herein) will be deemed not to have become effective during the period of such interference, until the offering of Registrable Securities pursuant to such Registration Statement may legally resume.

         Upon the effectiveness of the Exchange Offer Registration Statement, the Company shall, as soon as practicable, commence the Exchange Offer, it being the objective of such Exchange Offer to enable each Holder electing to exchange Securities for Exchange Securities (assuming that such Holder (a) is not an affiliate of the Company or an Exchanging Dealer (as defined herein) not complying with the requirements of the next sentence, (b) is not the Initial Purchaser holding Securities that have, or that are reasonably likely to have, the status of an unsold allotment in an initial distribution, (c) acquires the Exchange Securities in the ordinary course of such Holder's business and (d) has no arrangements or understandings with any person to participate in the distribution of the Exchange Securities) and to trade such Exchange Securities from and after their receipt without any limitations or restrictions under the Securities Act and without material restrictions under the securities laws of the several states of the United States. The Company, the Guarantors and the Initial Purchaser acknowledge that, pursuant to current interpretations by the Commission's staff of Section 5 of the Securities Act, each Holder that is a broker-dealer electing to exchange Securities, acquired for its own account as a result of market-making activities or other trading activities, for Exchange Securities (an "Exchanging Dealer"), is required to deliver a prospectus containing substantially the information set forth in Annex A hereto on the cover, in Annex B hereto in the "Exchange Offer Procedures" section and the "Purpose of the Exchange Offer" section and in Annex C hereto in the "Plan of Distribution" section of such prospectus in connection with a sale of any such Exchange Securities received by such Exchanging Dealer pursuant to the Exchange Offer.

         If, prior to the consummation of the Exchange Offer, any Holder holds any Securities acquired by it that have, or that are reasonably likely to be determined to have, the status of an unsold allotment in an initial distribution, or any Holder is not entitled to participate in the Exchange Offer, the Company shall, upon the request of any such Holder, simultaneously with the delivery of the Exchange Securities in the Exchange Offer, issue and deliver to any such Holder, in exchange for the Securities held by such Holder (the "Private Exchange"), a like aggregate principal amount of debt securities of the Company and guarantees thereof by the Guarantors (the "Private Exchange Securities") that are identical in all material respects to the Exchange Securities, except for the transfer restrictions relating to such Private Exchange Securities. The Private Exchange Securities will be issued under the


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

same indenture as the Exchange Securities, and the Company shall use its reasonable best efforts to cause the Private Exchange Securities to bear the same CUSIP number as the Exchange Securities.

         In connection with the Exchange Offer, the Company shall:

               (a) mail, or caused to be mailed, to each Holder a copy of the prospectus forming part of the Exchange Offer Registration Statement, together with an appropriate letter of transmittal and related documents;

               (b) keep the Exchange Offer open for not less than 30 days (or longer, if required by applicable law) after the date on which notice of the Exchange Offer is mailed to the Holders;

               (c) utilize the services of a depositary for the Exchange Offer with an address in the Borough of Manhattan, The City of New York;

               (d) permit Holders to withdraw tendered Securities at any time prior to the close of business, New York City time, on the last business day on which the Exchange Offer shall remain open; and

               (e) otherwise comply in all respects with all laws that are applicable to the Exchange Offer.

         As soon as practicable after the close of the Exchange Offer and any Private Exchange, as the case may be, the Company shall:

               (a) accept for exchange all Securities tendered and not validly withdrawn pursuant to the Exchange Offer and the Private Exchange, if any;

               (b) deliver to the Trustee for cancellation all Securities so accepted for exchange; and

               (c) cause the Trustee or the Exchange Securities Trustee, as the case may be, promptly to authenticate and deliver to each Holder, Exchange Securities or Private Exchange Securities, as the case may be, equal in principal amount to the Securities of such Holder so accepted for exchange.

         The Company shall use its reasonable best efforts to keep the Exchange Offer Registration Statement effective and to amend and supplement the prospectus contained therein in order to permit such prospectus to be used by all persons subject to the prospectus delivery requirements of the Securities Act for such period of time as such persons must comply with such requirements in order to resell the Exchange Securities; provided that (i) in the case where such prospectus and any amendment or supplement thereto must be delivered by an Exchanging Dealer, such period shall be the lesser of 180 days and the date on which all Exchanging Dealers have sold all Exchange Securities held by them and
(ii) the Company shall make such prospectus and any amendment or supplement thereto available to any broker-dealer for use in connection with any resale of any Exchange Securities for a period of not less than 180 days after the consummation of the Exchange Offer.

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

         The Indenture or the Exchange Securities Indenture, as the case may be, shall provide that the Securities, the Exchange Securities and the Private Exchange Securities shall vote and consent together on all matters as one class and that none of the Securities, the Exchange Securities or the Private Exchange Securities will have the right to vote or consent as a separate class on any matter.

         Interest on each Exchange Security and Private Exchange Security issued pursuant to the Exchange Offer and in the Private Exchange will accrue from the last interest payment date on which interest was paid on the Securities surrendered in exchange therefor or, if no interest has been paid on the Securities, from the Issue Date.

         Each Holder participating in the Exchange Offer shall be required to represent to the Company that at the time of the consummation of the Exchange Offer (i) any Exchange Securities received by such Holder will be acquired in the ordinary course of business, (ii) such Holder will have no arrangements or understanding with any person to participate in the distribution of the Securities or the Exchange Securities within the meaning of the Securities Act and (iii) such Holder is not an affiliate of the Company or, if it is such an affiliate, such Holder will comply with the registration and prospectus delivery requirements of the Securities Act to the extent applicable.

         The Exchange Offer and the Private Exchange shall be subject to the condition that no action or proceeding shall have been instituted or threatened in any court or by or before any governmental agency with respect to the Exchange Offer or the Private Exchange which, in the judgment of the Company and the Guarantors, would reasonably be expected to impair the ability of the Company or the Guarantors to proceed with the Exchange Offer or the Private Exchange. The Company and the Guarantors shall, to the extent such information is available to the Company or the Guarantors, inform the Initial Purchaser of the names and addresses of the Holders to whom the Exchange Offer is made, subject to the right of any Holder to object to the disclosure of such information with respect to such Holder, and the Initial Purchaser shall have the right, subject to applicable law, to contact such Holders and otherwise facilitate the tender of Registrable Securities in the Exchange Offer.

         Upon consummation of the Exchange Offer in accordance with this Agreement, the Company and the Guarantors shall have no further obligation to register the Registrable Securities pursuant to this Section 1.

         Notwithstanding any other provisions hereof, the Company will ensure that (i) any Exchange Offer Registration Statement and any amendment thereto and any prospectus forming part thereof and any supplement thereto complies in all material respects with the Securities Act and the rules and regulations of the Commission thereunder, (ii) any Exchange Offer Registration Statement and any amendment thereto does not, when it becomes effective, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading and
(iii) any prospectus forming part of any Exchange Offer Registration Statement, and any supplement to such prospectus, does not, as of the consummation of the Exchange Offer, include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

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

         2. Shelf Registration. If any of (i) because of any change in law or applicable interpretations thereof by the Commission's staff the Company and the Guarantors determine after consultation with their outside counsel that the Company or the Guarantors is not permitted to effect the Exchange Offer as contemplated by Section 1 hereof, (ii) for any other reason the Exchange Offer is not consummated within 220 days after the Issue Date, (iii) the Initial Purchaser so requests with respect to Securities or Private Exchange Securities not eligible to be exchanged for Exchange Securities in the Exchange Offer and held by it following the consummation of the Exchange Offer, (iv) any applicable law or interpretation does not permit any Holder to participate in the Exchange Offer, (v) any Holder that participates in the Exchange Offer does not receive freely transferable Exchange Securities in exchange for tendered Securities or
(vi) the Company so elects, then the following provisions shall apply:

               (a) The Company and the Guarantors shall file as promptly as practicable (but in no event more than the later of 60 days after so required or requested pursuant to this Section 2 or 180 days after the Issue Date) with the Commission (the "Shelf Filing Date"), and thereafter shall use their reasonable best efforts to cause to be declared effective, a shelf registration statement on an appropriate form under the Securities Act relating to the offer and sale of the Transfer Restricted Securities (as defined below) by the Holders thereof from time to time in accordance with the methods of distribution set forth in such registration statement (hereafter, a "Shelf Registration Statement" and, together with any Exchange Offer Registration Statement, a "Registration Statement"). "Transfer Restricted Securities" means each Security or Private Exchange Security until the earliest to occur of: (i) the date on which such Security has been exchanged for a freely transferable Exchange Security in the Exchange Offer, (ii) the date on which the resale of such Security or Private Exchange Security has been effectively registered under the Securities Act and disposed of in accordance with the Shelf Registration Statement or (iii) the date on which such Security or Private Exchange Security is distributed to the public pursuant to Rule 144 under the Securities Act or is saleable pursuant to Rule 144(k) under the Securities Act.

               (b) The Company and the Guarantors shall use their reasonable best efforts to keep the Shelf Registration Statement continuously effective in order to permit the prospectus forming part thereof to be used by Holders of Transfer Restricted Securities for a period ending on the earlier of (i) two years from the Issue Date or such shorter period that will terminate when all the Transfer Restricted Securities covered by the Shelf Registration Statement have been sold pursuant thereto and (ii) the date on which the Securities become eligible for resale without volume restrictions pursuant to Rule 144 under the Securities Act (in any such case, such period being called the "Shelf Registration Period"). The Company and the Guarantors shall be deemed not to have used their reasonable best efforts to keep the Shelf Registration Statement effective during the requisite period if they voluntarily take any action that would result in Holders of Transfer Restricted Securities covered thereby not being able to offer and sell such Transfer Restricted Securities during that period, unless such action is required by applicable law.

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

               (c) Notwithstanding any other provisions hereof, the Company will ensure that (i) any Shelf Registration Statement and any amendment thereto and any prospectus forming part thereof and any supplement thereto complies in all material respects with the Securities Act and the rules and regulations of the Commission thereunder, (ii) any Shelf Registration Statement and any amendment thereto (in either case, other than with respect to information included therein in reliance upon or in conformity with written information furnished to the Company by or on behalf of any Holder specifically for use therein (the "Holders' Information")) does not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading and (iii) any prospectus forming part of any Shelf Registration Statement, and any supplement to such prospectus (in either case, other than with respect to Holders' Information), does not include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

               (d) In the absence of the events described in clauses (i) through
         (vi) of the first paragraph of this Section 2, the Company and the Guarantors shall not be permitted to discharge its obligations hereunder by means of the filing of a Shelf Registration Statement.

         3. Additional Interest.

               (a) The parties hereto agree that the Holders of Transfer Restricted Securities will suffer damages if the Company and the Guarantors fail to fulfill their obligations under Section 1 or Section 2, as applicable, and that it would not be feasible to ascertain the extent of such damages. Accordingly, if (i) the Exchange Offer Registration Statement is not filed with the Commission on or prior to 60 days after the Issue Date or the Shelf Registration Statement is not filed with the Commission on or before the Shelf Filing Date, (ii) the Exchange Offer Registration Statement is not declared effective within 180 days after the Issue Date or the Shelf Registration Statement is not declared effective within 60 days after the Shelf Filing Date or (iii) the Exchange Offer is not consummated on or prior to 220 days after the Issue Date (each such event referred to in clauses (i) through (iii), a "Registration Default"), the Company and the Guarantors will be jointly and severally obligated to pay additional interest ("Additional Interest") to each Holder of Transfer Restricted Securities, during the period of one or more such Registration Defaults, in an amount equal to one-half of one percent (0.50%) per annum upon the occurrence of each Registration Default, which rate will increase by one half of one percent (0.50%) at the beginning of each succeeding 90-day period (or portion thereof) that such Additional Interest continues to accrue under any such circumstance; provided, however, that the maximum aggregate increase in the interest rate will in no event exceed one and one-half percent (1.5%) per annum; provided further, that no Additional Interest shall be payable if the Exchange Offer Registration Statement is not filed or declared effective or the Exchange Offer is not consummated on account of the reasons set forth in clause (i) of the first paragraph of Section 2 (it being understood, however, that in any such case the Company and the Guarantors shall be obligated to file a Shelf Registration Statement and additional interest shall be payable if the Shelf Registration Statement is not declared effective in accordance with clause
(ii) of this paragraph (a)); provided further, that no Additional Interest shall


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be payable if the Shelf Registration Statement is not declared effective as set forth above because of a request under clause (iii) of Section 2; and provided further, that Additional Interest shall only be payable in case the Shelf Registration Statement is not declared effective as aforesaid. Immediately following the cure of a Registration Default, the accrual of Additional Interest with respect to that particular Registration Default will cease. Immediately following the cure of all Registration Defaults or the date on which the Exchange Securities are saleable pursuant to Rule 144(k) under the Securities Act or any successor provision, the accrual of Additional Interest will cease and the interest rate will revert to the original rate.

               (b) If the Shelf Registration Statement is declared effective but becomes unusable by the Holders of Registrable Securities covered by such Shelf Registration Statement ("Shelf Registrable Securities") for any reason, except during a Blackout Period (as defined herein), and the aggregate number of days in any consecutive 365 day period for which the Shelf Registration Statement shall not be usable exceeds 30 days in the aggregate, then the interest rate borne by the Shelf Registrable Securities will be increased by 0.50% per annum of the principal amount of the Securities for the first 90-day period (or portion thereof) beginning on the 31st such day that such Shelf Registration Statement remains unusable. If the Shelf Registration Statement remains unusable for 30 days during any 90-day period for which Additional Interest shall be payable pursuant to this paragraph, then the interest rate borne by the Shelf Registrable Securities during such 90-day period shall be increased by an additional 0.50% per annum of the principal amount of the Securities at the beginning of each such subsequent 90-day period; provided, however, that the maximum aggregate increase in the interest rate as a result of a Shelf Registration Statement being unusable will in no event exceed one and one-half percent (1.5%) per annum. Upon the Shelf Registration Statement once again becoming usable, the interest rate borne by the Shelf Registrable Securities will be reduced to the interest rate in effect prior to the Shelf Registration Statement becoming unusable. Additional Interest shall be computed based on the actual number of days elapsed in each 90-day period for which Additional Interest is due.

               (c) The Company shall notify the Trustee and the Paying Agent under the Indenture immediately upon the happening of each and every Registration Default. The Company and the Guarantors shall pay the Additional Interest due on the Transfer Restricted Securities by depositing with the Paying Agent (which may not be the Company for these purposes), in trust, for the benefit of the Holders thereof, prior to 10:00 a.m., New York City time, on the next interest payment date specified by the Indenture and the Securities, sums sufficient to pay the Additional Interest then due. The Additional Interest due shall be payable on each interest payment date specified by the Indenture and the Securities to the record Holder entitled to receive the interest payment to be made on such date. Each obligation to pay Additional Interest shall be deemed to accrue from and including the date of the applicable Registration Default.

               (d) The parties hereto agree that the Additional Interest provided for in this Section 3 constitute a reasonable estimate of and are intended to constitute the sole damages that will be suffered by Holders of Transfer Restricted Securities by reason of the failure of (i) the Shelf Registration Statement or the Exchange Offer Registration Statement to be filed,
(ii) the Shelf Registration Statement to remain effective or (iii) the Exchange Offer Registration Statement to be declared effective and the Exchange Offer to be consummated, in each case to the extent required by this Agreement.

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

         4. Registration Procedures. In connection with any Registration Statement, the following provisions shall apply:

               (a) The Company shall (i) furnish to the Initial Purchaser, prior to the filing thereof with the Commission, a copy of the Registration Statement and each amendment thereof and each supplement, if any, to the prospectus included therein and shall use its reasonable best efforts to reflect in each such document, when so filed with the Commission, such comments as the Initial Purchaser may reasonably propose; (ii) include the information set forth in Annex A hereto on the cover, in Annex B hereto in the "Exchange Offer Procedures" section and the "Purpose of the Exchange Offer" section and in Annex C hereto in the "Plan of Distribution" section of the prospectus forming a part of the Exchange Offer Registration Statement, and include the information set forth in Annex D hereto in the Letter of Transmittal delivered pursuant to the Exchange Offer; and (iii) if requested by the Initial Purchaser, include the information required by Items 507 or 508 of Regulation S-K, as applicable, in the prospectus forming a part of the Exchange Offer Registration Statement.

               (b) The Company shall advise the Initial Purchaser, each Exchanging Dealer and the Holders (if applicable) and, if requested by any such person, confirm such advice in writing (which advice pursuant to clauses
(ii)-(v) hereof shall be accompanied by an instruction to suspend the use of the prospectus until the requisite changes have been made):

                   (i) when any Registration Statement and any amendment thereto has been filed with the Commission and when such Registration Statement or any post-effective amendment thereto has become effective;

                   (ii) of any request by the Commission for amendments or supplements to any Registration Statement or the prospectus included therein or for additional information;

                   (iii) of the issuance by the Commission of any stop order suspending the effectiveness of any Registration Statement or the initiation of any proceedings for that purpose;

                   (iv) of the receipt by the Company of any notification with respect to the suspension of the qualification of the Securities, the Exchange Securities or the Private Exchange Securities for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose; and

                   (v) of the happening of any event that, in the Company's reasonable determination, requires the making of any changes in any Registration Statement or the prospectus included therein in order that the statements therein are not misleading and do not omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading.

               (c) The Company and the Guarantors will make every reasonable effort to obtain the withdrawal at the earliest practicable time of any order suspending the effectiveness of any Registration Statement.

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

               (d) The Company will furnish to each Holder of Transfer Restricted Securities included within the coverage of any Shelf Registration Statement, without charge, at least one conformed copy of such Shelf Registration Statement and any post-effective amendment thereto, including financial statements and schedules and, if any such Holder so requests in writing, all exhibits thereto (including those, if any, incorporated by reference).

               (e) The Company will, during the Shelf Registration Period, promptly deliver to each Holder of Transfer Restricted Securities included within the coverage of any Shelf Registration Statement, without charge, as many copies of the prospectus (including each preliminary prospectus) included in such Shelf Registration Statement and any amendment or supplement thereto as such Holder may reasonably request; and the Company consents to the use of such prospectus or any amendment or supplement thereto by each of the selling Holders of Transfer Restricted Securities in connection with the offer and sale of the Transfer Restricted Securities covered by such prospectus or any amendment or supplement thereto.

               (f) The Company will furnish to the Initial Purchaser and each Exchanging Dealer, and to any other Holder who so requests, without charge, at least one conformed copy of the Exchange Offer Registration Statement and any post-effective amendment thereto, including financial statements and schedules and, if the Initial Purchaser or Exchanging Dealer or any such Holder so requests in writing, all exhibits thereto (including those, if any, incorporated by reference).

               (g) The Company will, during the Exchange Offer Registration Period or the Shelf Registration Period, as applicable, promptly deliver to the Initial Purchaser, each Exchanging Dealer and such other persons that are required to deliver a prospectus following the Exchange Offer, without charge, as many copies of the final prospectus included in the Exchange Offer Registration Statement or the Shelf Registration Statement and any amendment or supplement thereto as the Initial Purchaser, Exchanging Dealer or other persons may reasonably request; and the Company and the Guarantors consent to the use of such prospectus or any amendment or supplement thereto by the Initial Purchaser, Exchanging Dealer or other persons, as applicable, as aforesaid.

               (h) In the case of a Shelf Registration, the Company will notify each Holder of Registrable Securities, at least five business days prior to filing, that a Shelf Registration Statement with respect to the Registrable Securities is being filed and advising such Holders that the distribution of Registrable Securities will be made in accordance with the method selected by the Initial Purchaser, if any, or if the Initial Purchaser is not participating in the Shelf Registration, by the Holders of a majority of the aggregate principal amount of Registrable Securities participating in the Shelf Registration.

               (i) Prior to the effective date of any Registration Statement, the Company and the Guarantors will use their reasonable best efforts to register or qualify, or cooperate with the Holders of Securities, Exchange Securities or Private Exchange Securities included therein and their respective counsel in connection with the registration or qualification of, such Securities, Exchange Securities or Private Exchange Securities for offer and sale under the securities or blue sky laws of such jurisdictions as any such Holder reasonably requests in writing and do any and all other acts or things necessary or advisable to enable the offer and sale in such jurisdictions of the Securities, Exchange Securities or Private Exchange Securities covered by such Registration Statement; provided that the Company and the Guarantors will not be


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required to qualify generally to do business in any jurisdiction where it is not then so qualified or to take any action which would subject it to general service of process or to taxation in any such jurisdiction where it is not then so subject.

               (j) The Company and the Guarantors will cooperate with the Holders of Securities, Exchange Securities or Private Exchange Securities to facilitate the timely preparation and delivery of certificates representing Securities, Exchange Securities or Private Exchange Securities to be sold pursuant to any Registration Statement free of any restrictive legends and in such denominations and registered in such names as the Holders thereof may request in writing prior to sales of Securities, Exchange Securities or Private Exchange Securities pursuant to such Registration Statement.

               (k) If any event contemplated by Section 4(b)(ii) through (v) occurs during the period for which the Company and the Guarantors are required to maintain an effective Registration Statement, the Company will promptly prepare and file with the Commission a post-effective amendment to the Registration Statement or a supplement to the related prospectus or file any other required document so that, as thereafter delivered to purchasers of the Securities, Exchange Securities or Private Exchange Securities from a Holder, the prospectus will not include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. Notwithstanding the foregoing, the Company shall not be required to amend or supplement a Registration Statement, or amend or supplement any related prospectus, in the event that, and for any period or periods (each, a "Blackout Period") not to exceed an aggregate of 30 days if, (x) an event occurs and is continuing as a result of which a Registration Statement as then amended or supplemented, or any related prospectus as then amended or supplemented, would, in the Company's good faith judgment, contain an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading and (y)(1) the Company determines in good faith that the disclosure of such event at such time would have a material adverse effect on the business, operations or prospects of the Company or (2) the disclosure otherwise relates to a material business transaction which has not yet been publicly disclosed.

               (l) Not later than the effective date of the applicable Registration Statement, the Company will provide a CUSIP number for the Securities, the Exchange Securities and the Private Exchange Securities, as the case may be, and provide the applicable trustee with printed certificates for the Securities, the Exchange Securities or the Private Exchange Securities, as the case may be, in a form eligible for deposit with The Depository Trust Company.

               (m) The Company and the Guarantors will comply with all applicable rules and regulations of the Commission and will make generally available to its security holders as soon as practicable after the effective date of the applicable Registration Statement an earnings statement satisfying the provisions of Section 11(a) of the Securities Act; provided that in no event shall such earning statement be delivered later than 45 days after the end of a 12-month period (or 90 days, if such period is a fiscal year) beginning with the first month of the Company's first fiscal quarter commencing after the effective date of the applicable Registration Statement, which statement shall cover such 12-month period.

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

               (n) The Company and the Guarantors will cause the Indenture or the Exchange Securities Indenture, as the case may be, to be qualified under the Trust Indenture Act as required by applicable law in a timely manner.

               (o) The Company may require each Holder of Transfer Restricted Securities to be registered pursuant to any Shelf Registration Statement to furnish to the Company such information concerning the Holder and the distribution of such Transfer Restricted Securities as the Company may from time to time reasonably require for inclusion in such Shelf Registration Statement, and the Company may exclude from such registration the Transfer Restricted Securities of any Holder that fails to furnish such information within a reasonable time after receiving such request. Notwithstanding anything to the contrary contained in Section 3, if a Holder of Transfer Restricted Securities so fails to furnish such reasonably required information to the Company within 30 days of such request and there then exists no other reason for which Additional Interest is owing to such Holder in respect of its Transfer Restricted Securities, such Holder shall not be entitled to receive any Additional Interest unless and until it furnishes the Company with such information. Each Holder of Transfer Restricted Securities as to which any Shelf Registration Statement is being effected shall also be required to promptly furnish to the Company all information required to make any information previously furnished to the Company by such Holder for use in connection with the preparation of such Shelf Registration Statement not materially misleading.

               (p) In the case of a Shelf Registration Statement, each Holder of Transfer Restricted Securities to be registered pursuant thereto agrees by acquisition of such Transfer Restricted Securities that, upon receipt of any notice from the Company pursuant to Section 4(b)(ii) through (v), such Holder will discontinue disposition of such Transfer Restricted Securities until such Holder's receipt of copies of the supplemental or amended prospectus contemplated by Section 4(k) or until advised in writing (the "Advice") by the Company that the use of the applicable prospectus may be resumed. If the Company shall give any notice under Section 4(b)(ii) through (v) during the period that the Company is required to maintain an effective Registration Statement (the "Effectiveness Period"), such Effectiveness Period shall be extended by the number of days during such period from and including the date of the giving of such notice to and including the date when each seller of Transfer Restricted Securities covered by such Registration Statement shall have received (x) the copies of the supplemental or amended prospectus contemplated by Section 4(k) (if an amended or supplemental prospectus is required) or (y) the Advice (if no amended or supplemental prospectus is required).

               (q) In the case of a Shelf Registration Statement, the Company and the Guarantors shall (i) enter into customary agreements (including, if requested, an underwriting agreement in customary form), (ii) cause the same to set forth indemnification provisions and procedures comparable in scope to the indemnification provisions and procedures set forth in Section 6 hereof with respect to the Initial Purchaser and all other parties to be indemnified pursuant to said Section 6 or, at the request of any underwriters, such other indemnification provisions customarily provided to underwriters under the circumstances applicable to the offering; provided, however, that such underwriting agreement shall contain indemnification provisions and procedures regarding the indemnification of the Company and the Guarantors with respect to information provided by the underwriter or by any other party to be indemnified under Section 6 hereof, comparable in scope to the indemnification provisions and procedures set forth in Section 6 hereof or, at the request of the Company or the Guarantors, such other indemnification provisions customarily provided under the circumstances applicable to the offering, and (iii) take all such other action, if any, as Holders of a majority in aggregate principal amount of the Securities, Exchange Securities and Private Exchange Securities being sold or the managing underwriters (if any) shall reasonably request in order to facilitate any disposition of Securities, Exchange Securities or Private Exchange Securities pursuant to such Shelf Registration Statement.

               (r) In the case of a Shelf Registration Statement, the Company shall (i) make reasonably available for inspection by a representative of, and Special Counsel (as defined below) acting for, Holders of a majority in aggregate principal amount of the Securities, Exchange Securities and Private Exchange Securities being sold and any underwriter participating in any disposition of Securities, Exchange Securities or Private Exchange Securities pursuant to such Shelf Registration Statement, all relevant financial and other records, pertinent corporate documents and properties of the Company and its subsidiaries and (ii) use its reasonable best efforts to have its officers, directors, employees, accountants and counsel supply all relevant information reasonably requested by such representative, Special Counsel or any such underwriter (each, an "Inspector") in connection with such Shelf Registration Statement; provided, that, the Company shall be entitled to require an Inspector to execute a confidentiality agreement, in form and substance customary for participants in the preparation of a registration statement, prior to providing such information to such Inspector.

               (s) In the case of a Shelf Registration Statement, the Company shall, if requested by Holders of a majority in aggregate principal amount of the Securities, Exchange Securities and Private Exchange Securities being sold, their Special Counsel or the managing underwriters (if any) in connection with such Shelf Registration Statement, use its reasonable best efforts to cause (i) its counsel to deliver an opinion relating to the Shelf Registration Statement and the Securities, Exchange Securities or Private Exchange Securities, as applicable, that (x) the Company and the Guarantors have duly authorized, executed and delivered the Exchange Securities and/or Private Exchange Securities, as applicable, and the related indenture, and (y) each of the Exchange Securities and related indenture constitutes a legal, valid and binding obligation of the Company and the Guarantors, enforceable against the Company and the Guarantors in accordance with its terms (with customary exceptions);
(ii) its officers to execute and deliver all customary documents and certificates requested by Holders of a majority in aggregate principal amount of the Securities, Exchange Securities and Private Exchange Securities being sold, their Special Counsel or the managing underwriters (if any); and (iii) its independent public accountants to provide a comfort letter or letters in customary form, subject to receipt of appropriate documentation as contemplated, and only if permitted, by Statement of Auditing Standards No. 72.

               (t) In the case of a Shelf Registration, if so requested by the Initial Purchaser, if any, or the Holders of a majority of the aggregate principal amount of Registrable Securities, or if requested by the underwriter or underwriters as appointed by the Initial Purchaser, if any, the Company shall use its reasonable best efforts to cause all Exchange Securities and Shelf Registrable Securities to be listed on any securities exchange on which similar debt securities issued by the Company or the Guarantors are then listed.

               (u) The Company shall cooperate and assist in any filings required to be made with the NASD and, in the case of a Shelf Registration, in the performance of any due diligence investigation by any underwriter as appointed by the Initial Purchaser, if any, or the Holders of a majority of the aggregate principal amount of Registrable Securities and such underwriter's counsel (including any "qualified independent underwriter" that is required to be retained in accordance with the rules and regulations of the NASD).

         5. Registration Expenses. The Company and the Guarantors will bear all expenses incurred in connection with the performance of its obligations under Sections 1, 2, 3 and 4 and the Company will reimburse the Initial Purchaser and the Holders for the reasonable fees and disbursements of one firm of attorneys (in addition to any local counsel) chosen by the Holders of a majority in aggregate principal amount of the Securities, the Exchange Securities and the Private Exchange Securities to be sold pursuant to each Registration Statement (the "Special Counsel") acting for the Initial Purchaser or Holders in connection therewith.

         6. Indemnification. (a) In the event of a Shelf Registration Statement or in connection with any prospectus delivery pursuant to an Exchange Offer Registration Statement by the Initial Purchaser or Exchanging Dealer, as applicable, the Company and each of the Guarantors shall jointly and severally indemnify and hold harmless each Holder (including, without limitation, the Initial Purchaser or Exchanging Dealer), its affiliates, their respective officers, directors, employees, representatives and agents, and each person, if any, who controls such Holder within the meaning of the Securities Act or the Exchange Act (collectively referred to for purposes of this Section 6 and Section 7 as a Holder) from and against any loss, claim, damage or liability, joint or several, or any action in respect thereof (including, without limitation, any loss, claim, damage, liability or action relating to purchases and sales of Securities, Exchange Securities or Private Exchange Securities), to which that Holder may become subject, whether commenced or threatened, under the Securities Act, the Exchange Act, any other federal or state statutory law or regulation, at common law or otherwise, insofar as such loss, claim, damage, liability or action arises out of, or is based upon, (i) any untrue statement or alleged untrue statement of a material fact contained in any such Registration Statement or any prospectus forming part thereof or in any amendment or supplement thereto or (ii) the omission or alleged omission to state therein a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, and shall reimburse each Holder promptly upon demand for any legal or other expenses reasonably incurred by that Holder in connection with investigating or defending or preparing to defend against or appearing as a third party witness in connection with any such loss, claim, damage, liability or action as such expenses are incurred; provided, however, that the Company and the Guarantors shall not be liable in any such case to the extent that any such loss, claim, damage, liability or action arises out of, or is based upon, an untrue statement or alleged untrue statement in or omission or alleged omission from any of such documents in reliance upon and in conformity with any Holders' Information; and provided, further, that with respect to any such untrue statement in or omission from any related preliminary prospectus, the indemnity agreement contained in this Section 6(a) shall not inure to the benefit of any Holder from whom the person asserting any such loss, claim, damage, liability or action received Securities, Exchange Securities or Private Exchange Securities to the extent that such loss, claim, damage, liability or action of or with respect to such Holder results from the fact that both (A) a copy of the final prospectus and any amendment or supplement thereto was not sent or given to such person at or prior to the written confirmation of the sale of such Securities, Exchange Securities or Private Exchange Securities to such person and (B) the untrue statement in or omission from the related preliminary prospectus was corrected in the final prospectus or any amendment or supplement thereto unless, in either case, such failure to deliver the final prospectus or any amendment or supplement thereto was a result of non-compliance by the Company with Section 4(d), 4(e), 4(f) or 4(g).

               (b) In the event of a Shelf Registration Statement, each Holder shall indemnify and hold harmless the Company, each Guarantor and their respective affiliates, their respective officers, directors, employees, representatives and agents, and each person, if any, who controls the Company or any Guarantor within the meaning of the Securities Act or the Exchange Act (collectively referred to for purposes of this Section 6(b), Section 6(d) and Section 7 as the Company), from and against any loss, claim, damage or liability, joint or several, or any action in respect thereof, to which the Company may become subject, whether commenced or threatened, under the Securities Act, the Exchange Act, any other federal or state statutory law or regulation, at common law or otherwise, insofar as such loss, claim, damage, liability or action arises out of, or is based upon, (i) any untrue statement or alleged untrue statement of a material fact contained in any such Registration Statement or any prospectus forming part thereof or in any amendment or supplement thereto or (ii) the omission or alleged omission to state therein a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, but in each case only to the extent that the untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with any Holders' Information furnished to the Company by such Holder, and shall reimburse the Company for any legal or other expenses reasonably incurred by the Company in connection with investigating or defending or preparing to defend against or appearing as a third party witness in connection with any such loss, claim, damage, liability or action as such expenses are incurred; provided, however, that no such Holder shall be liable for any indemnity claims hereunder in excess of the amount of net proceeds received by such Holder from the sale of Securities, Exchange Securities or Private Exchange Securities pursuant to such Shelf Registration Statement.

               (c) Promptly after receipt by an indemnified party under this
Section 6 of notice of any claim or the commencement of any action, the indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party pursuant to Section 6(a) or 6(b), notify the indemnifying party in writing of the claim or the commencement of that action; provided, however, that the failure to notify the indemnifying party shall not relieve it from any liability which it may have under this Section 6 except to the extent (and only to such extent) that it has been prejudiced by such failure; and provided, further, that the failure to notify the indemnifying party shall not relieve it from any liability which it may have to an indemnified party otherwise than under this Section 6. If any such claim or action shall be brought against an indemnified party, and it shall notify the indemnifying party thereof, the indemnifying party shall be entitled to participate therein and, to the extent that it wishes, jointly with any other similarly notified indemnifying party, to assume the defense thereof with counsel reasonably satisfactory to the indemnified party. After notice from the indemnifying party to the indemnified party of its election to assume the defense of such claim or action, the indemnifying party shall not be liable to the indemnified party under this Section 6 for any legal or other expenses subsequently incurred by the indemnified party in connection with the defense thereof other than the reasonable costs of investigation; provided, however, that an indemnified party shall have the right to employ its own counsel in any such action, but the fees, expenses and other charges of such counsel for the indemnified party will be at the expense of such indemnified party unless (1) the employment of counsel by the indemnified party has been authorized in writing by the indemnifying party,
(2) the indemnified party has reasonably concluded (based upon written advice of counsel to the indemnified party) that there may be legal defenses available to it or other indemnified parties that are different from or in addition to those available to the indemnifying party, (3) a conflict or potential conflict exists (based upon written advice of counsel to the indemnified party) between the indemnified party and the indemnifying party (in which case the indemnifying party will not have the right to direct the defense of such action on behalf of the indemnified party) or (4) the indemnifying party has not in fact employed counsel reasonably satisfactory to the indemnified party to assume the defense of such action within a reasonable time after receiving notice of the commencement of the action, in each of which cases the reasonable fees, disbursements and other charges of counsel will be at the expense of the indemnifying party or parties. It is understood that the indemnifying party or parties shall not, in connection with any proceeding or related proceedings in the same jurisdiction, be liable for the reasonable fees, disbursements and other charges of more than one separate firm of attorneys (in addition to any local counsel) at any one time for all such indemnified party or parties. Each indemnified party, as a condition of the indemnity agreements contained in Sections 6(a) and 6(b), shall use all reasonable efforts to cooperate with the indemnifying party in the defense of any such action or claim. No indemnifying party shall be liable for any settlement of any such action effected without its written consent (which consent shall not be unreasonably withheld), but if settled with its written consent or if there be a final judgment for the plaintiff in any such action, the indemnifying party agrees to indemnify and hold harmless any indemnified party from and against any loss or liability by reason of such settlement or judgment. No indemnifying party shall, without the prior written consent of the indemnified party (which consent shall not be unreasonably withheld), effect any settlement of any pending or threatened proceeding in respect of which any indemnified party is or could have been a party and indemnity could have been sought hereunder by such indemnified party, unless such settlement (i) includes an unconditional release of such indemnified party from all liability on claims that are the subject matter of such proceeding and (ii) does not include a statement or admission of fault, culpability or a failure to act, by or on behalf of the indemnified party.

               (d) The Company shall not be liable for any settlement of any proceedings effected without its written consent (which consent shall not be unreasonably withheld). Notwithstanding the immediately preceding sentence, if at any time an indemnified party shall have requested the Company to reimburse such indemnified party for legal or other expenses in connection with investigating, responding to or defending any proceedings as contemplated by
Section 6(a), the Company shall be liable for any settlement of any proceedings effected without its written consent if (i) such settlement is entered into more than 45 days after receipt by the Company of such request for the reimbursement,
(ii) the Company shall not have reimbursed such indemnified party in accordance with such request prior to the date of such settlement and (iii) the Company shall not have responded in writing to such request, specifying those expenses that it has chosen not to reimburse and the reason for such non-reimbursement, prior to the date of such settlement. The Company shall not, without the prior written consent of an indemnified party (which consent shall not be unreasonably withheld), effect any settlement of any pending or threatened proceedings in respect of which indemnity could have been sought hereunder by such indemnified party unless such settlement (x) includes an unconditional release of such indemnified party in form and substance satisfactory to such indemnified party from all liability on claims that are the subject matter of such proceedings and
(y) does not include any statement as to or any admission of fault, culpability or failure to act by or on behalf of any indemnified party. In addition, except as otherwise set forth in this paragraph, an indemnified party shall not, without the prior written consent of the Company (which consent shall not be unreasonably withheld), effect any settlement of any pending or threatened proceedings in respect of which indemnity could have been sought hereunder by such indemnified party unless such settlement (x) includes an unconditional release of the Company in form and substance satisfactory to the Company from all liability on claims that are the subject matter of such proceedings and (y) does not include any statement as to or any admission of fault, culpability or failure to act by or on behalf of the Company.

         7. Contribution. If the indemnification provided for in Section 6 is unavailable or insufficient to hold harmless an indemnified party under Section 6(a) or 6(b), then each indemnifying party shall, in lieu of indemnifying such indemnified party, contribute to the amount paid or payable by such indemnified party as a result of such loss, claim, damage or liability, or action in respect thereof, (i) in such proportion as shall be appropriate to reflect the relative benefits received by the Company and the Guarantors from the offering and sale of the Securities, on the one hand, and a Holder with respect to the sale by such Holder of Securities, Exchange Securities or Private Exchange Securities, on the other, or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company and each of the Guarantors on the one hand and such Holder on the other with respect to the statements or omissions that resulted in such loss, claim, damage or liability, or action in respect thereof, as well as any other relevant equitable considerations. The relative benefits received by the Company and each of the Guarantors on the one hand and a Holder on the other with respect to such offering and such sale shall be deemed to be in the same proportion as the total net proceeds from the offering of the Securities (before deducting expenses) received by or on behalf of the Company and each of the Guarantors, on the one hand, and the total net proceeds received by such Holder with respect to the Securities, Exchange Securities or Private Exchange Securities, on the other, bear to the total gross proceeds from the sale of Securities, Exchange Securities or Private Exchange Securities. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to the Company and each of the Guarantors or information supplied by the Company and each of the Guarantors on the one hand or to any Holders' Information supplied by such Holder on the other, the intent of the parties and their relative knowledge, access to information, opportunity to correct or prevent such untrue statement or omission and other equitable consideration appropriate in the circumstances. The parties hereto agree that it would not be just and equitable if contributions pursuant to this Section 7 was to be determined by pro rata allocation or by any other method of allocation that does not take into account the equitable considerations referred to herein. The aggregate amount of losses, liabilities, claims, damages and expenses incurred by an indemnified party and referred to above in this Section 7 shall be deemed to include, subject to the limitations set forth above, any legal or other expenses reasonably incurred by such indemnified party in investigating, preparing or defending against any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever based upon any such untrue or alleged untrue statement or omission or alleged omission. Notwithstanding the provisions of this Section 7, an indemnifying party that is a Holder of Securities, Exchange Securities or Private Exchange Securities shall not be required to contribute any amount in excess of the amount by which the total price at which the Securities, Exchange Securities or Private Exchange Securities sold by such indemnifying party to any purchaser exceeds the amount of any damages which such indemnifying party has otherwise paid or become liable to pay by reason of any untrue or alleged untrue statement or omission or alleged omission.

         No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

         8. Rules 144 and 144A. The Company shall use its reasonable best efforts to file the reports required to be filed by it under the Securities Act and the Exchange Act in a timely manner and, if at any time the Company is not required to file such reports, it will, upon the written request of any Holder of Transfer Restricted Securities, make publicly available other information so long as necessary to permit sales of such Holder's securities pursuant to Rules 144 and 144A. The Company and the Guarantors covenant that they will take such further action as any Holder of Transfer Restricted Securities may reasonably request, all to the extent required from time to time to enable such Holder to sell Transfer Restricted Securities without registration under the Securities Act within the limitation of the exemptions provided by Rules 144 and 144A (including, without limitation, the requirements of Rule 144A(d)(4)). Upon the written request of any Holder of Transfer Restricted Securities, the Company and the Guarantors shall deliver to such Holder a written statement as to whether it has complied with such requirements. Notwithstanding the foregoing, nothing in this Section 8 shall be deemed to require the Company to register any of its securities pursuant to the Exchange Act.

9. Underwritten Registrations. If any of the Transfer Restricted Securities covered by any Shelf Registration Statement are to be sold in an underwritten offering, the investment banker or investment bankers and manager or managers that will administer the offering will be selected by the Holders of a majority in aggregate principal amount of such Transfer Restricted Securities included in such offering, subject to the consent of the Company (which shall not be unreasonably withheld or delayed), and such Holders shall be responsible for all underwriting commissions and discounts in connection therewith.

         No person may participate in any underwritten registration hereunder unless such person (i) agrees to sell such person's Transfer Restricted Securities on the basis reasonably provided in any underwriting arrangements approved by the persons entitled hereunder to approve such arrangements and (ii) completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements and other documents reasonably required under the terms of such underwriting arrangements.

         10. Miscellaneous. (a) Amendments and Waivers. The provisions of this Agreement may not be amended, modified or supplemented, and waivers or consents to departures from the provisions hereof may not be given, unless the Company has obtained the written consent of Holders of a majority in aggregate principal amount of the Securities, the Exchange Securities and the Private Exchange Securities, taken as a single class. Notwithstanding the foregoing, a waiver or consent to depart from the provisions hereof with respect to a matter that relates exclusively to the rights of Holders whose Securities, Exchange Securities or Private Exchange Securities are being sold pursuant to a Registration Statement and that does not directly or indirectly affect the rights of other Holders may be given by Holders of a majority in aggregate principal amount of the Securities, the Exchange Securities and the Private Exchange Securities being sold by such Holders pursuant to such Registration Statement.

               (b) Notices. All notices and other communications provided for or permitted hereunder shall be made in writing by hand-delivery, first-class mail, telecopier or air courier guaranteeing next-day delivery:

                   (1) if to a Holder, at the most current address given by such Holder to the Company in accordance with the provisions of this Section 10(b), which address initially is, with respect to each Holder, the address of such Holder maintained by the Registrar under the Indenture, with a copy in like manner to Guggenheim Capital Markets, LLC and the Initial Purchaser;

                   (2) if to the Initial Purchaser, initially at its address set forth in the Purchase Agreement;

                   (3) if to the Company, initially at the address of the Company set forth in the Purchase Agreement; and

                   (4) if to the Guarantors, initially at the address of the Guarantors set forth in the Purchase Agreement.

         All such notices and communications shall be deemed to have been duly given: when delivered by hand, if personally delivered; one business day after being delivered to a next-day air courier; five business days after being deposited in the mail; and when receipt is acknowledged by the recipient's telecopier machine, if sent by telecopier.

               (c) Successors And Assigns. This Agreement shall be binding upon the Company, the Guarantors and their respective successors and assigns, including, without limitation and without the need for an express assignment, subsequent Holders; provided, however, that nothing herein shall be deemed to permit any assignment, transfer or other disposition of Registrable Securities in violation of the terms of the Purchase Agreement or the Indenture. If any transferee of any Holder shall acquire Registrable Securities, in any manner, whether by operation of law or otherwise, such Registrable Securities shall be held subject to all of the terms of this Agreement, and by taking and holding such Registrable Securities such person shall be conclusively deemed to have agreed to be bound by and to perform all of the terms and provisions of this Agreement, including the restrictions on resale set forth in this Agreement and, if applicable, the Purchase Agreement and the Indenture, and such person shall be entitled to receive the benefits hereof.

               (d) Counterparts. This Agreement may be executed in any number of counterparts (which may be delivered in original form or by telecopier) and by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

               (e) Third Party Beneficiaries. The Initial Purchaser (even if the Initial Purchaser is not a Holder of Registrable Securities) shall be third party beneficiaries to the agreements made hereunder between the Company and the Guarantors, on the one hand, and the Holders, on the other hand, and shall have the right to enforce such agreements directly to the extent they deem such enforcement necessary or advisable to protect their rights or the rights of Holders hereunder. Each Holder of Registrable Securities shall be a third party beneficiary to the agreements made hereunder between the Company and the Guarantors, on the one hand, and the Initial Purchaser, on the other hand, and shall have the right to enforce such agreements directly to the extent it deems such enforcement necessary or advisable to protect its rights hereunder.

               (f) Definition of Terms. For purposes of this Agreement, (a) the term "business day" means any day on which the New York Stock Exchange, Inc. is open for trading, (b) the term "subsidiary" has the meaning set forth in Rule 405 under the Securities Act and (c) except where otherwise expressly provided, the term "affiliate" has the meaning set forth in Rule 405 under the Securities Act.

               (g) Headings. The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

               (h) Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of New York.

               (i) Remedies. In the event of a breach by the Company or any of the Guarantors or by any Holder of any of their respective obligations under this Agreement, each Holder or the Company or any Guarantor, as the case may be, in addition to being entitled to exercise all rights granted by law, including recovery of damages (other than the recovery of damages for a breach by the Company or any Guarantor of their obligations under Sections 1 or 2 hereof for which additional interest has been paid pursuant to Section 3 hereof), will be entitled to specific performance of its rights under this Agreement. The Company, each Guarantor and each Holder agree that monetary damages would not be adequate compensation for any loss incurred by reason of a breach by it of any of the provisions of this Agreement and hereby further agree that, in the event of any action for specific performance in respect of such breach, it shall waive the defense that a remedy at law would be adequate.

               (j) No Inconsistent Agreements. The Company and each Guarantor represents, warrants and agrees that (i) it has not entered into, shall not, on or after the date of this Agreement, enter into any agreement that is inconsistent with the rights granted to the Holders in this Agreement or otherwise conflicts with the provisions hereof, (ii) it has not previously entered into any agreement which remains in effect granting any registration rights with respect to any of its debt securities to any person and (iii) without limiting the generality of the foregoing, without the written consent of the Holders of a majority in aggregate principal amount of the then outstanding Transfer Restricted Securities, it shall not grant to any person the right to request the Company to register any debt securities of the Company under the Securities Act unless the rights so granted are not in conflict or inconsistent with the provisions of this Agreement.

               (k) No Piggyback on Registrations. Neither the Company nor the Guarantors nor any of its security holders (other than the Holders of Transfer Restricted Securities in such capacity) shall have the right to include any securities of the Company in any Shelf Registration or Exchange Offer other than Transfer Restricted Securities.

               (l) Severability. The remedies provided herein are cumulative and not exclusive of any remedies provided by law. If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction to be invalid, illegal, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions set forth herein shall remain in full force and effect and shall in no way be affected, impaired or invalidated, and the parties hereto shall use their reasonable best efforts to find and employ an alternative means to achieve the same or substantially the same result as that contemplated by such term, provision, covenant or restriction. It is hereby stipulated and declared to be the intention of the parties that they would have executed the remaining terms, provisions, covenants and restrictions without including any of such that may be hereafter declared invalid, illegal, void or unenforceable.



                                  [signature page follows]

               Please confirm that the foregoing correctly sets forth the agreement among the Company, the Guarantors and the Initial Purchaser.


                          Very truly yours,

                          ABRAXAS PETROLEUM CORPORATION


                          By:
                            -------------------------------------------
                            Name:
                            Title:

                          EASTSIDE COAL COMPANY, INC.


                          By:
                            -------------------------------------------
                            Name:
                            Title:

                          SANDIA OIL & GAS CORPORATION


                          By:
                            -------------------------------------------
                            Name:
                            Title:

                          SANDIA OPERATING CORP.


                          By:
                            -------------------------------------------
                            Name:
                            Title:

                          WAMSUTTER HOLDINGS, INC.


                          By:
                            -------------------------------------------
                            Name:
                            Title:

                          WESTERN ASSOCIATED ENERGY CORPORATION


                          By:
                            -------------------------------------------
                            Name:
                            Title:



                               [signature page to Registration Rights Agreement]

Accepted:

GUGGENHEIM CAPITAL MARKETS, LLC


By:
     --------------------------------------------
     Name:
     Title:


                               [signature page to Registration Rights Agreement]

                                   SCHEDULE I

                                   GUARANTORS

Eastside Coal Company, Inc.

Sandia Oil & Gas Corporation

Sandia Operating Corp.

Wamsutter Holdings, Inc.

Western Associated Energy Corporation

                                                                        ANNEX A

               Each broker-dealer that receives Exchange Securities for its own account pursuant to the Exchange Offer must acknowledge that it will deliver a prospectus in connection with any resale of such Exchange Securities. The Letter of Transmittal states that by so acknowledging and by delivering a prospectus, a broker-dealer will not be deemed to admit that it is an "underwriter" within the meaning of the Securities Act. This Prospectus, as it may be amended or supplemented from time to time, may be used by a broker-dealer in connection with resales of Exchange Securities received in exchange for Securities where such Securities were acquired by such broker-dealer as a result of market-making activities or other trading activities. The Company has agreed that, for a period of 180 days after the Expiration Date (as defined herein), it will make this Prospectus available to any broker-dealer for use in connection with any such resale. See "Plan of Distribution".

                                                                         ANNEX B

               Each broker-dealer that receives Exchange Securities for its own account in exchange for Securities, where such Securities were acquired by such broker-dealer as a result of market-making activities or other trading activities, must acknowledge that it will deliver a prospectus in connection with any resale of such Exchange Securities. See "Plan of Distribution".

                                                                        ANNEX C

                              PLAN OF DISTRIBUTION

               Each broker-dealer that receives Exchange Securities for its own account pursuant to the Exchange Offer must acknowledge that it will deliver a prospectus in connection with any resale of such Exchange Securities. This Prospectus, as it may be amended or supplemented from time to time, may be used by a broker-dealer in connection with resales of Exchange Securities received in exchange for Securities where such Securities were acquired as a result of market-making activities or other trading activities. The Company has agreed that, for a period of 180 days after the Expiration Date, it will make this prospectus, as amended or supplemented, available to any broker-dealer for use in connection with any such resale. In addition, until _______________, 200_, all dealers effecting transactions in the Exchange Securities may be required to deliver a prospectus.

               The Company will not receive any proceeds from any sale of Exchange Securities by broker-dealers. Exchange Securities received by broker-dealers for their own account pursuant to the Exchange Offer may be sold from time to time in one or more transactions in the over-the-counter market, in negotiated transactions, through the writing of options on the Exchange Securities or a combination of such methods of resale, at market prices prevailing at the time of resale, at prices related to such prevailing market prices or at negotiated prices. Any such resale may be made directly to purchasers or to or through brokers or dealers who may receive compensation in the form of commissions or concessions from any such broker-dealer or the purchasers of any such Exchange Securities. Any broker-dealer that resells Exchange Securities that were received by it for its own account pursuant to the Exchange Offer and any broker or dealer that participates in a distribution of such Exchange Securities may be deemed to be an "underwriter" within the meaning of the Securities Act and any profit on any such resale of Exchange Securities and any commission or concessions received by any such persons may be deemed to be underwriting compensation under the Securities Act. The Letter of Transmittal states that, by acknowledging that it will deliver and by delivering a prospectus, a broker- dealer will not be deemed to admit that it is an "underwriter" within the meaning of the Securities Act.

               For a period of 180 days after the Expiration Date the Company will promptly send additional copies of this Prospectus and any amendment or supplement to this Prospectus to any broker-dealer that requests such documents in the Letter of Transmittal. The Company has agreed to pay all expenses incident to the Exchange Offer (including the expenses of one counsel for the Holders of the Securities) other than commissions or concessions of any broker-dealers and will indemnify the Holders of the Securities (including any broker-dealers) against certain liabilities, including liabilities under the Securities Act.

                                                                        ANNEX D

      [  ]        CHECK HERE IF YOU ARE A BROKER-DEALER AND WISH TO RECEIVE 10
                  ADDITIONAL COPIES OF THE PROSPECTUS AND 10 COPIES OF ANY
                  AMENDMENTS OR SUPPLEMENTS THERETO.

                  Name:
                  Address:

If the undersigned is not a broker-dealer, the undersigned represents that it is not engaged in, and does not intend to engage in, a distribution of Exchange Securities. If the undersigned is a broker-dealer that will receive Exchange Securities for its own account in exchange for Securities that were acquired as a result of market-making activities or other trading activities, it acknowledges that it will deliver a prospectus in connection with any resale of such Exchange Securities; however, by so acknowledging and by delivering a prospectus, the undersigned will not be deemed to admit that it is an "underwriter" within the meaning of the Securities Act.